SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane

Austin, Texas 78752

(Address of principal executive offices) (Zip Code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 30, 2017, Citizens, Inc. (the “Company”) was notified by its independent registered public accounting firm, Ernst & Young, LP (“EY”) of its decision to resign as the Company’s independent registered public accounting firm. . EY advised that they will continue to serve as the Company’s auditor for the duration of its review of the Company’s interim financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. During the fiscal years ended December 31, 2015 and 2016 and through June 30, 2017, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

EY’s reports on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2015 and 2016 and through June 30, 2017, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management identified a material weakness in the Company’s internal control over financial reporting related to ineffective management review control as it pertained to the Company’s tax review of external tax experts’ complex documentation for the fiscal year ended December 31, 2015. Management also identified material weaknesses in the Company’s internal control over financial reporting related to ineffective data validation and management review controls, ineffective supervision of third-party service organization and ineffective staff competency for the fiscal year ended December 31, 2016. However, there was no disagreement between the Company and EY with respect to these determinations. The Audit Committee has authorized EY to respond fully to any inquiries of the Company’s successor independent registered public accounting firm concerning these material weaknesses, and EY has agreed to provide such information to the successor independent registered public accounting firm.

The Company has provided EY with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated June [30], 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

In May 2017, following the late filing of its 10K, the Company and its Audit Committee initiated discussions with other independent registered public accounting firms for the purpose of finding a replacement and anticipates completing its auditor selection process before the end of the third quarter 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated as of June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

By:	/s/ Geoffrey M. Kolander
CEO

Date: June 30, 2017

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated as of June 30, 2017.

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